BRANDES CREDIT FOCUS YIELD FUND
Summary Prospectus

Class I Ticker Symbol: BCFIX Class A Ticker Symbol: BCFAX Class R6 Ticker Symbol: BCFRX	February 1, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/us/mutual-funds/funds?fId=POOLGCFP&lci=0.  You may also obtain this information at no cost by calling (800) 395-3807 or by e-mail at info@brandesfunds.com.  The Fund’s Prospectus and Statement of Additional Information dated January 31, 2017 are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund” or “Fund”), seeks total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Focus Yield Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 23 of the Prospectus and “Additional Purchase and Redemption Information” on page B‑88 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load)	None*	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.60%	0.65%	0.60%
Total Annual Fund Operating Expenses	1.35%	1.15%	1.10%
Less: Fee Waiver and/or Expense Reimbursement	-0.50%	-0.55%	-0.58%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.85%	0.60%	0.52%

*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the Credit Focus Yield Fund’s Class A, Class I and Class R6 annual operating expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2018: 0.85%, 0.60% and 0.52%, respectively (the “Expense Caps”).  (Prior to February 1, 2016, the Expense Caps were 0.95% and 0.70% for Class A and Class I, respectively.)  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

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Example
This Example is intended to help you compare the costs of investing in the Credit Focus Yield Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$739	$1,041	$1,896
Class I	$61	$311	$580	$1,348
Class R6	$53	$292	$550	$1,288

Portfolio Turnover
The Credit Focus Yield Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.14% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Credit Focus Yield Fund invests primarily in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.  The Fund may also make investments in U.S. and foreign mortgage-backed securities, collateralized mortgage obligations, asset-backed debt securities and other forms of debt obligations and income producing securities, including but not limited to preferred stock, and loan participations and assignments.  The Fund may invest up to 30% of its total fixed income assets, measured at the time of purchase, in securities not denominated in U.S. dollars.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Credit Focus Yield Fund may invest in instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  (Up to 50% of the Fund’s total debt securities may be in high yield bonds.)  The Fund invests in securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity or the Advisor’s assessment of the security’s intrinsic value declines.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

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Principal Investment Risks
Because the values of the Credit Focus Yield Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Credit Focus Yield Fund may decline in response to adverse developments with respect to the issuer.

•
Currency Risk – Because the Credit Focus Yield Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income.

•
Equity Market Risk – The Credit Focus Yield Fund may invest in preferred stocks.  The values of equity securities fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Credit Focus Yield Fund invests. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.

•
Interest Rate Risk – As with most fixed income funds, the income on and value of your shares in the Credit Focus Yield Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Credit Focus Yield Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Illiquid securities may also be difficult to value.

•
Loan Participations and Assignments Risk – When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Credit Focus Yield Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

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•
Non-Investment Grade (High Yield Bond) Securities Risk – Below investment grade debt securities (also known as “high yield bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Credit Focus Yield Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases the Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

•
U.S. Government Obligations Risk – Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government.  While this guarantee should ensure the timely repayment of all principal and interest, it does not mean that the market value of such securities cannot be adversely impacted by changes in interest rates, similar to non-U.S. government-issued fixed income securities.  Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance
The following performance information shows you how the Credit Focus Yield Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesfunds.com.

Brandes Credit Focus Yield Fund
Year-by-Year Total Returns as of December 31,
for Class I Shares

Best Quarter	Q2	2009	17.43%
Worst Quarter	Q3	2008	-13.78%

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Brandes Credit Focus Yield Fund
Average Annual Total Returns
For periods ending December 31, 2016
(Returns reflect applicable sales charges)
Brandes Credit Focus Yield Fund	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	4.27%	2.69%	3.19%
Class R6 Shares – Return Before Taxes	8.64%	3.79%	3.87%
Class I Shares – Return Before Taxes	8.64%	3.79%	3.87%
Return After Taxes on Distributions	7.12%	2.63%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	2.43%	2.80%
Bloomberg Barclays U.S. Intermediate Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.68%	3.29%	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

Performance information shown for Class I shares prior to February 1, 2012, is that of a private investment fund managed by the Advisor with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund.  Prior to January 31, 2013, Class A shares were known as Class S shares.  (Class A shares have the same operating expenses as Class S shares.)  Performance shown prior to the inception of Class A shares on February 1, 2012 reflects the performance of Class I shares, restated to reflect Class A sales loads and expenses.  As of the date of this prospectus, Class R6 shares have not commenced operations.  Accordingly, the performance shown for Class R6 shares reflects the performance of Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only.  After-tax returns for other Classes will vary.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2000
David J. Gilson, CFA	Senior Fixed Income Analyst and Fixed Income Investment Committee Member	2002
Timothy M. Doyle, CFA	Fixed Income Portfolio Manager and Fixed Income Investment Committee Member	2012

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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandes Credit Focus Yield Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  Class A shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Class A
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6(1)	$0	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.  Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

Tax Information
The Credit Focus Yield Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Credit Focus Yield Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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